SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 13, 2002

                            GALAXY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

          COLORADO                       0-32237                 98-0347827
(State or other jurisdiction of        (Commission              (IRS Employer
       incorporation)                  File Number)          Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

        SUITE 604-750 WEST PENDER STREET, VANCOUVER, B.C. V6C 2T7 CANADA
          (Former name or former address, if changed since last report)














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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5. below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5. below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 15, 2002, the directors of the registrant approved the election of Wheeler Wasoff, P.C. to audit the financial statements for the fiscal year ended November 30, 2002. The registrant's board of directors recommended Wheeler Wasoff, P.C. because that firm is the existing certifying accountant for Dolphin Energy Corporation, which is now the accounting survivor due to the acquisition described in Item 5 below. During the two most recent fiscal years and the subsequent interim period, neither the registrant nor anyone on its behalf consulted Wheeler Wasoff, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

         Andersen Andersen & Strong, L.C. had audited the registrant's financial statements for the fiscal year ended November 30, 2001. The report of Andersen Andersen & Strong, L.C. did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period, there were no disagreements with Andersen Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 13, 2002, the registrant closed its acquisition of Dolphin Energy Corporation, a privately-held Nevada corporation ("Dolphin"), pursuant to the terms of an Agreement and Plan of Reorganization dated as of November 1, 2002 (the "Agreement"). Dolphin is now a wholly-owned subsidiary of the registrant.

         The registrant has issued 20,997,058 shares of its common stock to the shareholders of Dolphin. There are now 30,025,058 shares of common stock of the registrant issued and outstanding.

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         MANAGEMENT.  The registrant's management now consists of designees from
         Dolphin:

                  Marc E. Bruner            President and Director
                  Dr. James M. Edwards      Director
                  Thomas G. Fails           Director
                  Cecil D. Gritz            Director
                  C. Tony Lotito            Chief Financial Officer, Treasurer
                                            and Director
                  Chris D. Wright           Director
                  A. Shane Bruner           Secretary

         Marc E. Bruner has served as President of Dolphin Energy since June 2002. Mr. Bruner has worked as an investment banker and analyst for Resource Venture Management AG, a Swiss-based energy sector consulting firm; a senior account executive for J.B. Oxford, a national securities firm; and an account executive for GKN Securities. Mr. Bruner holds a B.S. degree in accounting from the University of Notre Dame.

         Dr. James M. Edwards has been actively involved in international oil and gas exploration and exploitation for more than 27 years. He has participated in oil and gas discoveries in Australia, Columbia, Equatorial Guinea, France, Norway, Trinidad, Thailand, the United Kingdom, and the United States. Dr. Edwards previously worked as chief geologist for Triton Energy Corporation. While with Triton, he participated in the discovery efforts of the Cusiana/Cupiagua Field Complex, Columbia. Dr. Edwards holds advanced degrees in geology, including a Master of Science from the University of Georgia and a Ph.D. from Rice University.

         Thomas G. Fails' career spans four decades in the oil and gas industry. Mr. Fails has worked as a senior geologist for Shell Oil Company, numerous other international oil and gas exploration and exploitation companies and is past president of the American Institute of Professional Geologists. Mr. Fails is currently president of Pannonian International, Ltd., a coal bed methane development company with properties in Europe and Australia. Mr. Fails holds advanced degrees from Ohio State University, Colorado School of Mines, and Columbia University.

         Cecil D. Gritz has worked in the oil and gas industry for more than three decades and holds advanced degrees in petroleum engineering and is a graduate of the Colorado School of Mines. Mr. Gritz worked as an engineer in various capacities for Shell Oil Company and currently acts as manager and consulting petroleum engineer for Harbor Petroleum, LLC in Granbury, Texas.

         C. Tony Lotito is the Chief Financial Officer, Treasurer and director of Galaxy and is also a director and the chairman of the audit and compensation committees of Gasco Energy, Inc. He has served as vice president, chief financial officer and director of Coriko Corporation, a private business development company. He has also been a member of Equistar Capital LLC, an investment banking firm. Mr. Lotito received his Bachelor of Science degree in accounting from the University of Southern California, and joined the firm of

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

         Pannell Kerr Forester & Co. as a senior accountant in management and audit services for that company's San Diego office.

         Chris D. Wright founded one of Canada's most successful junior oil and gas producers, Velvet Exploration Ltd. Mr. Wright currently sits as a director of a group of private and public companies and operates an investment banking firm. Mr. Wright holds a law degree from the University of Victoria.

         A. Shane Bruner is the Secretary of Galaxy and has had various experiences with different phases of the oil and gas business throughout his life. Mr. Bruner holds a degree from the University of Miami.

         Galaxy has formed a Strategic  Advisory Board, which is chaired by Marc
         A. Bruner. Mr. Bruner was a founder and the first chairman of the board of Ultra Petroleum Inc. In 1998, Mr. Bruner was a founder of Pennaco Energy, Inc., a coal bed methane company.

         BUSINESS OF DOLPHIN ENERGY CORPORATION ("DOLPHIN") AND PLAN OF OPERATION. Dolphin is natural gas exploitation company with coal bed methane and conventional natural gas properties in Wyoming and Texas. Due to the success of the shallow coal bed methane play in Wyoming's Powder River Basin, Galaxy will seek to develop, in addition to its North American properties, other similar shallow coal plays in areas of the world that have high demand for natural gas, but where coal bed methane has not been exploited.

         Galaxy will focus its initial efforts in exploiting 15,600 acres in the Powder River Basin of Wyoming. Galaxy's acreage is underlain by six coal seams at depths ranging from 600 feet to 3,200 feet below the surface. Galaxy is entitled to drill up to 400 wells on this acreage. Five wells have been drilled and cased on this property, and are awaiting completion and production. The proximity to other operators will allow Galaxy to benefit from the established infrastructure of gathering systems and pipelines. A 20-inch high-pressure transmission line runs directly through Galaxy's property in the Powder River Basin. The Powder River Basin acreage is located in an area with known productive coal seams and is adjacent to developed properties, which are held by larger coal bed methane developers and operators such as Devon Energy, ConocoPhillips, Western Gas Resources, Williams Companies, J.M. Huber, Marathon Oil Corp. and others.

         In addition to the Powder River Basin, Galaxy will commence drilling selected prospects totaling approximately 1,300 acres in Rusk and Nacogdoches Counties of East Texas adjacent to the highly prolific Trawick Field. Major objectives include numerous intervals in the Travis Peak, Pettet, and James Limestone. Horizontal drilling in the James Limestone in recent years has proven to be a very effective drilling technique for maximizing productivity and ultimate recoveries. Galaxy plans on increasing its land holdings in Rusk County and in neighboring Nacogdoches County.

         PRINCIPAL SHAREHOLDERS. Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the Registrant's shares as of Novem-ber 13, 2002, adjusted for the consummation of the acquisition of
         Dolphin: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding Registrant's shares, (b) each director and executive officer of the Registrant as of the date hereof, and (c) all executive officers and directors as a group.

        ----------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF ALL
                                                                              NUMBER OF SHARES       OUTSTANDING
                       NAME                       POSITION (IF ANY)                OWNED               SHARES 1
        ----------------------------------------------------------------------------------------------------------
                 Marc A. Bruner 2                                               11,398,530              38.0
        ----------------------------------------------------------------------------------------------------------
           Resource Venture Management                                           4,898,530              16.3
        ----------------------------------------------------------------------------------------------------------
                Bruner Group, LLP                                                4,500,000              15.0
        ----------------------------------------------------------------------------------------------------------
                  Marc E. Bruner                President and Director           1,500,000               5.0
        ----------------------------------------------------------------------------------------------------------
                Alan Shane Bruner                   Vice President               1,500,000               5.0
        ----------------------------------------------------------------------------------------------------------
                  C. Tony Lotito             CFO, Treasurer and Director         1,000,000               3.3
        ----------------------------------------------------------------------------------------------------------
                Dr. James Edwards                      Director                      0                    --
        ----------------------------------------------------------------------------------------------------------
                 Thomas G. Fails                       Director                      0                    --
        ----------------------------------------------------------------------------------------------------------
                  Cecil D. Gritz                       Director                      0                    --
        ----------------------------------------------------------------------------------------------------------
                 Chris D. Wright                       Director                      0                    --
        ----------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------
        Officers and Directors as a group                                        4,000,000              13.3
                   (7 persons)
        ----------------------------------------------------------------------------------------------------------

         1   The percentages  shown are  based on 30,025,058  shares,  being the total of the issued and outstanding  shares of  the  Registrant  as  of
         November  13, 2002  and giving  effect  to  the  issuance of 20,997,058 shares upon completion of the acquisition of Dolphin.

         2   Included in Mr. Bruner's share ownership are shares owned of record by Resource Venture Management and Bruner Family Trust. Mr. Bruner is a
         control person of Resource Venture Management and Bruner Family Trust.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired:  Filed herewith.

         (b)  Pro forma financial information:  Filed herewith.

         (c)  Exhibits:

              REGULATION
              S-K NUMBER                         DOCUMENT

                 2.1 Agreement and Plan of Reorganization dated as Nov-ember 1, 2002 by and among Galaxy Investments, Inc., Dolphin Acquisition Corporation, and Dolphin Energy Corporation

                16.1         Letter from Andersen Andersen & Strong, L.L.C. (1)


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                99.1         Audited Financial Statements of Dolphin Energy
                             Corporation as of September 30, 2002 and for the period then ended

                99.2 Pro Forma Combined Balance Sheet and Statement of Operations for Dolphin Energy Corporation and Galaxy Investments, Inc. as of September 30, 2002 and for the period then ended

           ------------------
           (1) To be filed by amendment.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GALAXY INVESTMENTS, INC.


December 6, 2002                   By:   /s/ MARC E. BRUNER
                                      ------------------------------------------
                                           Marc E. Bruner, President






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